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                                                                   EXHIBIT 32.1

                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Famous Dave's of America, Inc. does hereby certify that:

         a) the Quarterly Report on Form 10-Q of Famous Dave's of America, Inc. for the quarter ended March 28, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Famous Dave's of America, Inc.



Dated: May 11, 2004                    /s/ David Goronkin
                                       ----------------------------------------
                                       David Goronkin
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)



Dated: May 11, 2004                    /s/ Diana Garvis Purcel
                                       ----------------------------------------
                                       Diana Garvis Purcel
                                       Vice President, Chief Financial Officer
                                       and Secretary (Principal Financial and
                                       Accounting Officer)